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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 15, 2004


                          CHASE CREDIT CARD OWNER TRUST

                  Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1,
                  Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5,
                  Series 2001-6, Series 2002-1, Series 2002-2, Series 2002-3,
                  Series 2002-4, Series 2002-5, Series 2002-6, Series 2002-7,
                  Series 2002-8, Series 2003-1, Series 2003-2, Series 2003-3,
                  Series 2003-4, Series 2003-5 and Series 2003-6
 ------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                      333-74303
                                      333-68236
                                      333-83484
                                      333-84400
      United States                   333-103210                22-2382028
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Numbers)      (IRS Employer
of incorporation)                                            Identification No.)


          White Clay Center, Building 200, Newark, DE               19711
          -------------------------------------------            -------------
          (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5. Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of a number of outstanding Series of Chase Credit Card Owner Trusts. Each Series of Chase Credit Card Owner Trusts issued multiple series of Asset Backed Notes under the related Indenture.

         On January 15, 2004, JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Paying Agent, distributed monthly interest to the holders of the Notes of Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1, Series 2001-2,
Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6, Series 2002-1,
Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6,
Series 2002-7, Series 2002-8, Series 2003-1, Series 2003-2, 2003-3, Series
2003-4, Series 2003-5 and Series 2003-6. The Paying Agent furnished copies of the monthly reports for each of the above referenced Series to such holders including the information required by Section 7.3 of the related Indenture. Copies of the statements provided to the holders of the Notes are being filed as
Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

         Exhibits     Description
         --------     -----------
           20.1       Monthly Statements to Noteholders with respect to the
                      January 15, 2004 distribution.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 16, 2004

                                     By: CHASE MANHATTAN BANK USA,
                                     NATIONAL ASSOCIATION
                                     as Administrator


                                     By:  /s/ Patricia M. Garvey
                                     -----------------------------------
                                     Name:  Patricia M. Garvey
                                     Title: Vice President



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                                INDEX TO EXHIBITS
                                -----------------

     Exhibit No.      Description
     -----------      -----------
       20.1           Monthly Statements to Noteholders dated January 15, 2004